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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 1997

                         ------------------------------

                               Belmont Homes, Inc.
             (Exact name of registrant as specified in its charter)

Mississippi                        0-26142                            64-0834574
(State or other            (Commission File Number)             (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)

                                Highway 25 South
                              Industrial Park Drive
                           Belmont, Mississippi 38827

                    (Address of principal executive offices)

                                  601-454-9217
              (Registrant's telephone number, including area code)






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                           FORWARD-LOOKING STATEMENTS

     This report, and the press release incorporated herein by reference, contain forward-looking statements regarding the business and industry of Belmont Homes, Inc., including, without limitation, those regarding the transactions contemplated by the Agreement, integration of the businesses of its subsidiaries and with Cavalier, the growth and financing strategies of Belmont, the effective implementation of Belmont's business or growth strategy, and other statements regarding trends relating to the manufactured home industry and various other items. Such statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of Belmont to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, conditions precedent set forth in the Agreement (including the affirmative vote of Belmont's shareholders), compliance with applicable regulations and laws, general economic and business conditions; industry trends; demographic changes; competition; raw material and labor costs and availability; import protection and regulation; relationships with customers, distributors or dealers; changes in the business strategy or development plans of the Company; the availability, terms and development of capital; changes in or failure to identify or consummate successful acquisitions or to assimilate the operations of any acquired businesses with those of Belmont or failure to assimilate Belmont with the operations of Cavalier; the availability of other forms of housing; the availability of consumer credit; general inflationary pressures; and government regulation.

Item 5.  Other Events.

     On August 14, 1997, Belmont Homes, Inc. (the "Company") entered into a definitive Agreement and Plan of Merger with Cavalier Homes, Inc. ("Cavalier"), and a wholly-owned subsidiary of Cavalier (the "Subsidiary"), pursuant to which, subject to various conditions, including the receipt of applicable regulatory approvals, the approval of the shareholders of the Company, and the approval of the stockholders of Cavalier, the Company will merge with the Subsidiary and will, as a result, become a wholly-owned subsidiary of Cavalier (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. In addition, also on August 14, 1997, the Company issued a press release announcing the execution of the Agreement, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


         (c)    Exhibits:

         2.1 Agreement and Plan of Merger, dated August 14, 1997, by and among Belmont Homes, Inc., Crimson Acquisition Corp. and Cavalier Homes, Inc.

        99.1        Press Release, dated August 14, 1997



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BELMONT HOMES, INC.


                                 /s/ William M. Kunkel
                                 -----------------------------------------------
                                 William M. Kunkel
                                 Its: Vice President and Chief Financial Officer



Date:  August 19, 1997